UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2020

SpartanNash Company

(Exact Name of Registrant as Specified in Charter)

Michigan	000-31127	38-0593940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan	49518-8700
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 878-2000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SPTN	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01Entry into a Material Definitive Agreement.

The information provided under Item 3.02 of this Current Report on Form 8-K (this “Form 8-K”) with respect to the issuance by SpartanNash Company (the “Company”) to Amazon.com, Inc. (“Amazon”) of the Warrant (as defined in Item 3.02 hereof) is incorporated by reference into this Item 1.01.

ITEM 3.02Unregistered Sales of Equity Securities.

On October 7, 2020, in connection with its entry into a commercial agreement with Amazon (the “Commercial Agreement”), the Company issued to Amazon.com NV Investment Holdings LLC, a subsidiary of Amazon (“NV Investment Holdings”), a Warrant (the “Warrant”) to purchase up to an aggregate of 5,437,272 shares of Common Stock, no par value per share, of the Company (the “Warrant Shares”).  The Warrant was issued pursuant to a Transaction Agreement between the Company and Amazon (the “Transaction Agreement”) and a Warrant to Purchase Common Stock between the Company and NV Investment Holdings.  The Warrant vested with respect to 1,087,455 Warrant Shares upon issuance of the Warrant, and the remaining Warrant Shares will vest in accordance with the terms of the Warrant. Any unvested portion of the Warrant will not vest subsequent to the termination of the Commercial Agreement in accordance with its terms. Upon vesting, the Warrant Shares may be acquired at an exercise price per Warrant Share of $17.7257.  The right to purchase Warrant Shares expires on October 7, 2027.

The issuance of the Warrant and the Warrant Shares have not been registered under the Securities Act of 1933 (the “Securities Act”) or under any state securities law in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act. The Company did not engage in a general solicitation or advertising with regard to the issuance and sale of the Warrant or Warrant Shares. Amazon acknowledged its intention to acquire the Warrant and Warrant Shares for investment only and not with a view toward their distribution, and appropriate legends will be affixed to the Warrant and the Warrant Shares.

This Item 3.02 contains only a brief description of the material terms of the Transaction Agreement and the Warrant does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the Transaction Agreement and Warrant, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference into this Item 3.02.

ITEM 9.01Financial Statements and Exhibits.

(d)Exhibits

10.1	Transaction Agreement, by and between SpartanNash and Amazon.com NV Investment Holdings LLC, dated as of October 7, 2020*
10.2	Warrant to Purchase Common Stock of SpartanNash Company, by and between SpartanNash Company and Amazon.com NV Investment Holdings LLC, dated as of October 7, 2020*

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Portions of this document have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 8, 2020	SpartanNash Company

	By:	/s/ Mark E. Shamber
Mark E. Shamber Executive Vice President and Chief Financial Officer (Principal Financial Officer)

3